Scudder
Emerging Markets
Income Fund

Annual Report
October 31, 1996

Pure No-Load(TM) Funds


For investors seeking high current income and, secondarily, long-term capital appreciation through investment primarily in high-yielding debt securities issued in emerging markets.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER           (logo)

                                Table of Contents

   2  In Brief
   3  Letter from the Fund's Chairman
   4  Performance Update
   5  Portfolio Summary
   6  Portfolio Management Discussion
   9  Investment Portfolio
  13  Financial Statements
  16  Financial Highlights
  17  Notes to Financial Statements
  22  Report of Independent Accountants
  23  Tax Information
  25  Officers and Directors
  26  Investment Products and Services
  27  How to Contact Scudder


                                    In Brief


o Emerging market bonds posted strong gains for the past 12 months as emerging countries benefited from a favorable global environment and improving credit fundamentals.

o Reflecting this favorable environment, Scudder Emerging Markets Income Fund posted a 39.78% total return for its most recent fiscal year ended October 31, 1996. This return exceeds the 36.46% total return of the J.P. Morgan Composite Emerging Markets Bond/Latin Eurobond Index over the same time period. The Fund closed its fiscal year with a 30-day net annualized yield of 9.03%.

o The Fund continues to maintain a liquid, diversified portfolio -- with bonds issued in Latin America, central and eastern Europe, the Middle East, northern Africa, and Asia -- that we believe is well positioned to benefit from the improving balance sheets of emerging countries while earning a higher level of current income.



                    2 - Scudder Emerging Markets Income Fund

                         Letter From the Fund's Chairman

Dear Shareholders,

     We hope you enjoy our newly redesigned shareholder report. The new format, which is being gradually introduced for all Scudder funds, is designed to enhance the usefulness and readability of the reports.
Let us know what you think.

     We are pleased to report on Scudder Emerging Markets Income Fund's performance over its most recent fiscal year. The Fund posted a strong total return of 39.78% over the 12 months ended October 31 as sovereign bonds issued by emerging countries benefited from ample global liquidity, improving country fundamentals, and heightened interest from non-traditional market participants worldwide. The Fund continues to pursue a strategy of broad diversification and careful security selection. Please read the discussion beginning on page 6 for more information on the Fund's portfolio strategy and country allocations.

     We would like to take this opportunity to highlight some additions made this fall to the Scudder Family of Funds. Scudder 21st Century Growth Fund seeks long-term growth by investing primarily in the securities of emerging growth companies poised to be leaders in the 21st century. Scudder Classic Growth Fund seeks long-term growth by investing primarily in common stocks of medium to large U.S. companies; additionally, it seeks to keep the value of its shares more stable than the typical capital growth mutual fund. Most recently, we introduced the Scudder Pathway Series, four portfolios -- Conservative, Balanced, Growth, and International -- which each comprise five or more Scudder funds and which together are designed to meet a range of investor needs. For more information on these and other Scudder products and services, please see page 26.

     Thank you for your continued investment in Scudder Emerging Markets Income Fund. Please do not hesitate to call Scudder Investor Information at 1-800-225-2470 with any questions regarding your account.

     Sincerely,

     /s/Daniel Pierce
     Daniel Pierce
     Chairman,
     Scudder Emerging Markets Income Fund



                    3 - Scudder Emerging Markets Income Fund

PERFORMANCE UPDATE as of October 31, 1996
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                       Total Return
Period      Growth    --------------
Ended         of                Average
10/31/96    $10,000  Cumulative  Annual
--------------------------------------
SCUDDER EMERGING MARKETS INCOME FUND
--------------------------------------
1 Year      $13,978    39.78%   39.78%
Life of
Fund*       $13,951    39.51%   12.46%
--------------------------------------
JP MORGAN COMPOSITE EMERGING MARKETS
BOND/LATIN EUROBOND INDEX
--------------------------------------
1 Year      $13,646   36.46%    36.46%
Life of
Fund*       $12,909   29.09%     9.44%
--------------------------------------
*The Fund commenced operations on December 31, 1993.
 Index comparisons begin December 31, 1993.

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

SCUDDER EMERGING MARKET INCOME FUND
Year            Amount
----------------------
12/93*         $10000
4/94           $ 8962
10/94          $ 9646
4/95           $ 8858
10/95          $ 9980
4/96           $12131
10/96          $13951

JP MORGAN COMPOSITE EMERGING MARKETS
BOND/LATIN EUROBOND INDEX
Year            Amount
----------------------
12/93*         $10000
4/94           $ 8314
10/94          $ 8771
4/95           $ 8149
10/95          $ 9460
4/96           $11351
10/96          $12909

The unmanaged JP Morgan Emerging Markets Bond/Latin Eurobond Index (EMBI/LEI) tracks the performance of U.S. dollar-denominated sovereign restructured bonds (mostly Brady bonds) and Latin-issued Eurobonds. The composite includes debt issues from five countries in Latin America, plus Bulgaria, Nigeria, the Philippines and Poland. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED OCTOBER 31

                        1994*    1995    1996
NET ASSET VALUE...     $11.05   $10.26  $12.98
INCOME DIVIDENDS..     $  .51   $ 1.11  $ 1.19
FUND TOTAL
RETURN (%)........      -3.54     3.46   39.78
INDEX TOTAL
RETURN (%)........     -12.23     7.85   36.46


Performance is historical and assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the one year and life of Fund periods would have been lower.


                    4 - Scudder Emerging Markets Income Fund

PORTFOLIO SUMMARY as of October 31, 1996
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
Debt Obligations                   99%
Cash Equivalents                    1%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The majority of Fund assets continue to be
invested in sovereign debt obligations because
of their attractive yields and higher credit
quality versus many emerging market corporate bonds.
--------------------------------------------------------------------------
GEOGRAPHICAL EXPOSURE
(Excludes 1% Cash Equivalents)
--------------------------------------------------------------------------
Brazil                                    26%
Mexico                                    19%
Venezuela                                 12%
Argentina                                 12%
Ecuador                                    9%
Morocco                                    5%
Panama                                     5%
Philippines                                4%
Poland                                     2%
Other                                      6%
---------------------------------------------
                                         100%
---------------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

We temporarily reduced our Latin American
holdings to take some profits and then rebuilt
them as we continued to note favorable economic
signals in many Latin American countries.
--------------------------------------------------------------------------
CURRENCY EXPOSURE
(Excludes 1% Cash Equivalents)
--------------------------------------------------------------------------
United States                             92%
Mexico                                     3%
New Zealand                                2%
Argentina                                  2%
Chile                                      1%
---------------------------------------------
                                         100%
---------------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund invests primarily in
dollar-denominated sovereign issues.
--------------------------------------------------------------------------
Average Life
(Excludes 1% Cash Equivalents)
--------------------------------------------------------------------------
0 - 3 years                                7%
3 - 5 years                                1%
5 - 10 years                              36%
Greater than 10 years                     56%
---------------------------------------------
                                         100%
---------------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund continues to hold a large percentage
of longer-duration bonds to capitalize on the
current trend of improving prices and declining
yields in the emerging markets.
-----------------------------------------------------------------------------
For more complete details about the Fund's investment portfolio, see page 9. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.


                    5 - Scudder Emerging Markets Income Fund

                         Portfolio Management Discussion

Dear Shareholders,

Three important trends helped emerging country bonds to perform extremely well during Scudder Emerging Markets Income Fund's most recent fiscal year: a favorable global environment of slow growth and low interest rates in OECD countries, the improving credit quality of emerging countries, and increased investor interest in emerging markets.

Scudder Emerging Markets Income Fund posted a strong 39.78% total return for its most recent fiscal year ended October 31, 1996. This return exceeds the 36.46% total return of the unmanaged J.P. Morgan Composite Emerging Markets Bond/Latin Eurobond Index over the same time period. Contributing to the Fund's impressive showing were a net asset value increase from $10.26 to $12.98 during the period, and income distributions totaling $1.19. The Fund's yield, 9.03% as of October 31, remains attractive to investors.

                    Improved Balance Sheets and Fiscal Reform

Following difficult market conditions at the start of 1995, the picture for emerging market bonds has become very positive. Over the past 12 months, investors have returned to emerging market bonds in great numbers. European funds, pension funds, insurance companies, local retail investors, emerging country governments, and even high yield bond funds -- which typically purchase only domestic corporate bonds -- have been attracted to this market because of nearly across-the-board improvements in credit fundamentals among emerging market countries. Following Poland's credit upgrade to investment grade last February, several other countries, notably the Philippines and Venezuela, seem poised for upgrades of their own. (Emerging countries such as Morocco, Panama, and Croatia are seeking their initial credit rating.) In addition, investors seeking higher yields are increasingly looking to emerging markets because of their high yield relative to U.S. Treasuries.

For our overall strategy, we continue to maintain a liquid, diversified portfolio that is well positioned to benefit from the improved economic picture in many emerging countries while at the same time earning a high level of current income. Region, country, and security selection remained extremely important for the Fund as the decoupling of emerging markets from the U.S. Treasury market continued and investors discriminated more closely among emerging markets offerings during the period.

With respect to regional allocation, Latin America represented nearly 81% of the Fund's holdings as of October 31, 1996, an increase from 74% one year ago. During the past fiscal year our Latin American holdings were reduced for a time as we took some profits but then were rebuilt as we continued to note favorable economic signals in many Latin American countries. The Fund's core holdings in Latin America are Brazil (25% of investments), followed by Mexico (19%), Venezuela (12%), Argentina (12%), and Ecuador (9%). Brazil continues to make slow but steady progress toward greater fiscal and administrative reform. These steps are designed to reduce bureaucracy, shrink government expenditures, and



                    6 - Scudder Emerging Markets Income Fund enhance the performance of the country's capital markets. Such progress, along with continuing tax and social security reform, makes Brazil's debt attractive for investors.

Similar reforms are occurring in Mexico and Argentina. We increased our holdings in Mexico over the period as the country's austerity and export programs began to show results in an increase in bank reserves and a decline in inflation. Mexico also reduced its debt service during the period by swapping high interest Brady Bonds for lower coupon debt. In Argentina, progress on fiscal reform and tax collection continues, but we reduced our holdings in October because of potential volatility resulting from former Finance Minister Cavallo's charges of government corruption.

We increased our position in Venezuelan bonds over the course of the period as that country's prospects continue to brighten. Venezuela has benefited from a substantial increase in oil revenues stemming from higher energy prices. These revenues boosted the country's international reserves to $14 billion and enabled the government to earmark substantial assets for debt service. We foresee further progress in Venezuela given that country's increased privatization efforts and the prospect of substantial debt retirement through government buybacks.

We continue to diversify the Fund's holdings through investments in Eastern Europe, Asia, and Africa. Additionally, during the year we chose to decrease the interest rate sensitivity of the portfolio because of our concerns over the direction of U.S. interest rates. As of October 31, 1996 we had reduced fixed-rate instruments to 33% of investments from 37% a year earlier and increased floating rate instruments (in general, assets with coupons that reset every six months in relation to the London Interbank Offered Rate, or LIBOR) to 65% of investments from 60% 12 months before. This strategy worked to the Fund's advantage as floating-rate securities in the Fund's portfolio outperformed fixed-rate instruments over the 12-month period, with average total returns of 42.1% and 37.6%, respectively. The majority of Fund assets continue to be invested in dollar-denominated sovereign debt obligations because of their attractive yields versus many emerging market corporate bonds. On October 31, 1996, sovereign securities represented 99% of debt obligations with the remaining 1% invested in corporate debt instruments.


                                   Our Outlook

We believe improving credit fundamentals in many of the underlying countries will remain the prevailing theme in emerging markets for some time to come. But an ever-widening investor base, a significant yield advantage over other asset classes, and ample global liquidity should also continue to create a positive environment for emerging market debt over the coming months.


                    7 - Scudder Emerging Markets Income Fund

We thank you for investing in Scudder Emerging Markets Income Fund. As portfolio managers, we will continue to search for opportunities to provide high current income and long-term capital appreciation for our shareholders.


Sincerely,

Your Portfolio Management Team


/s/Susan E. Gray                 /s/Maria Isabel Saltzman
Susan E. Gray                    M. Isabel Saltzman


                      Scudder Emerging Markets Income Fund:
                          A Team Approach to Investing

  Scudder Emerging Markets Income Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. Scudder believes its team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

  Lead Portfolio Manager Susan E. Gray assumed responsibility for the Fund's investment strategies and day-to-day management in 1996. Susan, who has over six years of investment experience in emerging markets, joined the Fund's team in 1994 and has worked at Scudder since 1987. M. Isabel Saltzman, Portfolio Manager, assists with the development and execution of investment strategy. Isabel, who joined Scudder in 1990, has been involved in foreign finance and investing since 1979 and contributes special expertise in Latin America.


                    8 - Scudder Emerging Markets Income Fund

                   Investment Portfolio as of October 31, 1996

                                                                                       Principal      Market
                                                                                      Amount ($) (b) Value ($)
----------------------------------------------------------------------------------------------------------------
Repurchase Agreements 1.0%
----------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 10/31/96
  at 5.52%, to be repurchased at $2,822,433 on 11/1/96, collateralized                               -----------
  by a $2,610,000 U.S. Treasury Note, 8.5%, 2/15/00 (Cost $2,822,000) .....               2,822,000    2,822,000
                                                                                                     -----------
Short-Term Debt 7.2%
----------------------------------------------------------------------------------------------------------------
Argentina 1.7%

Letras del Tesoro (Argentine Republic Treasury Bill), 1/17/97 (c) .........       ARP     5,000,000    4,920,787
                                                                                                     -----------
Chile 0.6%

Citibank Time Deposit linked to Chilean Peso, 13%, 5/28/97 ................       CLP   715,487,500    1,692,950
                                                                                                     -----------

Mexico 2.8%

Certificados de la Tesoreria, 12/19/96 ....................................       MXN    18,000,000    2,172,301

Certificados de la Tesoreria, 1/9/97 ......................................       MXN    21,538,460    2,554,888

Certificados de la Tesoreria, 1/16/97 .....................................       MXN    13,079,070    1,542,904

Certificados de la Tesoreria, 1/23/97 .....................................       MXN    15,944,060    1,870,676
                                                                                                     -----------
                                                                                                       8,140,769
                                                                                                     -----------
New Zealand 2.1%

New Zealand Treasury Bill, 11/6/96 ........................................       NZD     8,800,000    6,214,715
----------------------------------------------------------------------------------------------------------------
Total  Short-Term Debt (Cost $20,937,713) .................................                           20,969,221
----------------------------------------------------------------------------------------------------------------

Debt Obligations 91.7%
----------------------------------------------------------------------------------------------------------------
Argentina 10.1%

Argentine Republic, Floating Rate Bond, Series L, LIBOR plus .8125%
  (6.625%), 3/31/05 .......................................................              15,680,000   12,936,000

Argentine Republic, Collateralized Par Bond, Series L, Step-up Coupon,
  5.25%, 3/31/23 ..........................................................              27,850,000   16,605,562
                                                                                                      ----------
                                                                                                      29,541,562
                                                                                                      ----------
Brazil 25.3%

Federative Republic of Brazil, Eligible Interest Bond, LIBOR plus .8125%
  (6.5%), 4/15/06 .........................................................              13,500,000   11,475,000

Federative Republic of Brazil, Floating Rate Interest Reduction Bond,
  Step-up Coupon, 4.5%, 4/15/09 ...........................................              17,000,000   11,730,000

Federative Republic of Brazil Investment Bond, Exit Bond, 6%, 9/15/13 .....               5,500,000    3,774,375

Federative Republic of Brazil C Bond, 4.5% with 3.5% Interest
  Capitalization, 4/15/14 .................................................              32,566,535   22,552,325

Federative Republic of Brazil, Collateralized Discount Bond, Floating
  Rate Bond, LIBOR plus .8125% (6.5%), 4/15/24 ............................              33,250,000   24,521,875
                                                                                                      ----------
                                                                                                      74,053,575
                                                                                                      ----------

Costa Rica 0.0%

Banco Central de Costa Rica Principal B, 6.25%, 5/21/15 ...................                 200,000      147,000
                                                                                                      ----------

Croatia 0.6%

Republic of Croatia, Floating Rate Note, Series A,  LIBOR plus .8125%
  (6.875%), 7/30/10 .......................................................               1,750,000    1,625,313
                                                                                                      ----------

    The accompanying notes are an integral part of the financial statements.

                   9 -- SCUDDER EMERGING MARKETS INCOME FUND

                                                                                       Principal      Market
                                                                                      Amount ($) (b) Value ($)
----------------------------------------------------------------------------------------------------------------

Ecuador 9.3%

Republic of Ecuador (Bearer), Past Due Interest Bond, Floating Rate Bond,
  LIBOR plus .8125%, 3% with 3.5% Interest Capitalization, 2/27/15 ........              32,250,429   18,019,927

Republic of Ecuador, Past Due Interest Bond, Floating Rate Bond, LIBOR
  plus .8125%, 3% with 3.5% Interest Capitalization, 2/27/15 ..............               6,873,035    3,840,308

Republic of Ecuador, Collateralized Discount Bond, Floating Rate Bond,
  LIBOR plus .8125% (6.5%), 2/28/25 .......................................               8,250,000    5,445,000
                                                                                                      ----------
                                                                                                      27,305,235
                                                                                                      ----------

Mexico 15.9%

United Mexican States, Collateralized Discount Bond, (Detachable Oil
  Priced Indexed Value Recovery Rights), Series A, LIBOR plus .8125%
  (6.453%),12/31/19 .......................................................               8,500,000    6,991,250

United Mexican States, Collateralized Discount Bond, (Detachable Oil
  Priced Indexed Value Recovery Rights), Series B, LIBOR plus .8125%
  (6.391%), 12/31/19 ......................................................               15,250,000  12,543,125

United Mexican States, Collateralized Discount Bond, (Detachable Oil
  Priced Indexed Value Recovery Rights), Series D, LIBOR plus .8125%
  (6.453%), 12/31/19 ......................................................                2,250,000   1,850,625

United Mexican States, Collateralized Par Bond, (Detachable Oil Priced
  Indexed Value Recovery Rights), Series A, 6.25%, 12/31/19 ...............                8,750,000   6,152,344

United Mexican States, Collateralized Par Bond, (Detachable Oil Priced
  Indexed Value Recovery Rights), Series B, 6.25%, 12/31/19 (c) ...........               13,250,000   9,316,406

United Mexican States, 11.5%, 5/15/26 (c) .................................                9,750,000   9,740,250
                                                                                                      ----------
                                                                                                      46,594,000
                                                                                                      ----------

Morocco 5.1%

Kingdom of Morocco, Restructuring and Consolidation Agreement, Tranche A,
  LIBOR plus .8125% (6.438%), 1/1/09 (d) ..................................              18,850,000   14,915,063
                                                                                                      ----------

Panama 4.8%

Republic of Panama, Interest Reduction Bond, Step-up Coupon, 3.5%, 7/17/14               16,000,000   10,520,000

Republic of Panama, Past-due Interest Bond, LIBOR plus .8125%, 4% with 2.5%
  Interest Capitalization, 7/17/16 ........................................               4,750,000    3,532,813
                                                                                                      ----------
                                                                                                      14,052,813
                                                                                                      ----------

Philippines 4.3%

Republic of the Philippines, New Money Bond, LIBOR plus .8125% (6.563%),
  1/5/05 ..................................................................               1,750,000    1,706,250

Republic of the Philippines, Debt Conversion Bond, LIBOR plus .8125%
  (6.438%), 12/1/09 .......................................................               1,750,000    1,675,625

Republic of the Philippines, 8.75%, 10/7/16 ...............................               9,522,000    9,319,658
                                                                                                      ----------
                                                                                                      12,701,533
                                                                                                      ----------

Poland 2.4%

Republic of Poland, Collateralized Discount Bond, LIBOR plus .8125% (6.5%),
  10/27/24 ................................................................               7,500,000    7,162,500
                                                                                                      ----------

Russia 1.9%

Vnesheconombank, Bilateral Non-performing Loan Agreement, 12/31/96 * (d) ..               7,750,000    5,686,563
                                                                                                      ----------

    The accompanying notes are an integral part of the financial statements.

                   10 -- SCUDDER EMERGING MARKETS INCOME FUND

                                                                                       Principal      Market
                                                                                      Amount ($) (b) Value ($)
----------------------------------------------------------------------------------------------------------------
Venezuela 12.0%

Republic of Venezuela, Front Loaded Interest Reduction Bond, Series A,
  LIBOR plus .875% (6.625%), 3/31/07 .....................................                6,250,000    5,203,125

Republic of Venezuela, Front Loaded Interest Reduction Bond, Series B,
  LIBOR plus .875% (6.5%), 3/31/07 .......................................                4,500,000    3,746,250

Republic of Venezuela, Debt Conversion Bond, Floating Rate Bond, Series DL,
  LIBOR plus .875% (6.625%), 12/18/07 ....................................               32,000,000   26,280,000
                                                                                                     -----------
                                                                                                      35,229,375
----------------------------------------------------------------------------------------------------------------
Total Debt Obligations (Cost $255,248,971)                                                           269,014,532
----------------------------------------------------------------------------------------------------------------

                                                                                            Shares
----------------------------------------------------------------------------------------------------------------
Preferred Stocks 0.0%
----------------------------------------------------------------------------------------------------------------
Argentina

Nortel Inversora "A" (ADR) (Telecommunication services) (e) (Cost $75,709)                    7,805       96,860
                                                                                                     -----------

                                                                                       Principal
                                                                                      Amount ($) (b)
----------------------------------------------------------------------------------------------------------------
Purchased Option 0.1%
----------------------------------------------------------------------------------------------------------------
Put Option on Ecuador Past Due Interest Bond, expires 11/4/96 ............               16,458,289      164,583

Put Option on New Zealand Dollars, strike price .68, expiration date 11/5/96     NZD      8,800,000           --
----------------------------------------------------------------------------------------------------------------
Total Purchased Options (Cost $254,307)                                                                  164,583
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Total Investment Portfolio - 100.0% (Cost $279,338,700) (a)                                          293,067,196
----------------------------------------------------------------------------------------------------------------

    * Non-income producing security.

  (a) The cost for federal income tax purposes was $279,806,826. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $13,260,370. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $14,252,172 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $991,802.

  (b) Principal amount is stated in U.S. dollars unless otherwise noted.

  (c) At October 31, 1996, these securities, in whole or in part, have been segregated to cover loan participation and when-issued securities.

  (d) These securities represent loan participations which are arranged through private negotiations between the Fund and a lender. Due to the nature of these securities they are typically purchased on a forward delivery basis (Note A), some of which remain unsettled, in whole or in part, at October 31, 1996.

  (e) Security valued in good faith by the Valuation Committee of the Board of Directors. The cost of this security at October 31, 1996 aggregated $75,709. See Note A of the Notes to Financial Statements.

    The accompanying notes are an integral part of the financial statements.

                   11 -- SCUDDER EMERGING MARKETS INCOME FUND

--------------------------------------------------------------------------------

      Transactions in written call options during the year ended October 31, 1996 were:

                                                                                        Premiums
                                                         Principal Amount             Received ($)
                                                       --------------------------------------------------
       Outstanding at
           October 31, 1995 .........................             1,255,000                 11,107
           Contracts written ........................             8,800,000                 19,360
           Contracts closed .........................            (8,800,000)               (19,360)
           Contracts expired ........................            (1,255,000)               (11,107)
                                                       --------------------------------------------------
       Outstanding at
           October 31, 1996 .........................                    --                     --
                                                                ===========              =========
---------------------------------------------------------------------------------------------------------

      Currency Abbreviations
      MXN      Mexican Peso                 CLP      Chilean Peso
      NZD      New Zealand Dollar           ARP      Argentine Peso


    The accompanying notes are an integral part of the financial statements.

                   12 -- SCUDDER EMERGING MARKETS INCOME FUND

                                           Financial Statements


                                   Statement of Assets and Liabilities

                                          as of October 31, 1996

Assets
---------------------------------------------------------------------------------------------------------------------------
                  Investments, at market (identified cost $279,338,700) (Note A) .....       $ 293,067,196
                  Cash ...............................................................                 399
                  Receivable for investments sold ....................................          10,101,013
                  Receivable for when-issued and forward delivery securities (Note A)            5,232,813
                  Receivable for loan participations sold (Note A) ...................           5,758,569
                  Interest receivable ................................................           4,788,868
                  Receivable for Fund shares sold ....................................             502,928
                  Deferred organization expenses (Note A) ............................              33,265
                  Net receivable on closed forward currency exchange contracts (Note A)              9,526
                                                                                             ----------------
                   Total assets ......................................................          319,494,577
                                                                                             ----------------
 Liabilities
 ----------------------------------------------------------------------------------------------------------------------------
                  Payable for investments purchased ..................................       $   5,772,013
                  Payable for when-issued and forward delivery securities (Note A) ...           5,024,128
                  Payable for loan participations purchased (Note A) .................           3,283,338
                  Payable for Fund shares redeemed ...................................             360,954
                  Accrued management fee (Note C) ....................................             269,385
                  Other accrued expenses (Note C) ....................................             176,775
                                                                                             ----------------
                  Total liabilities ..................................................          14,886,593
                  -------------------------------------------------------------------------------------------
                  Net assets, at market value ........................................       $ 304,607,984
                  -------------------------------------------------------------------------------------------
 Net Assets
 ----------------------------------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Undistributed net investment income ................................              226,767
                  Unrealized appreciation (depreciation) on:
                     Investments .....................................................          13,728,496
                     Foreign currency related transactions ...........................            (166,942)
                  Accumulated net realized gain ......................................          30,276,620
                  Paid-in capital ....................................................         260,543,043
                  -------------------------------------------------------------------------------------------
                  Net assets, at market value ........................................       $ 304,607,984
                  -------------------------------------------------------------------------------------------
 Net Asset Value
  ----------------------------------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share
                  ($304,607,984 / 23,465,219 shares of capital stock outstanding,            ----------------
                  $.01 par value, 100,000,000 shares authorized) .....................              $12.98
                                                                                             ----------------

    The accompanying notes are an integral part of the financial statements.

                   13 -- SCUDDER EMERGING MARKETS INCOME FUND

                                         Statement of Operations

                                        year ended October 31, 1996

Investment Income
 ------------------------------------------------------------------------------------------------------------------------------
                  Interest ....................................................              $  27,886,760
                  Dividend ....................................................                     13,291
                                                                                             -----------------
                                                                                               27,900,051
                                                                                             -----------------
                  Expenses:
                  Management fee (Note C) .....................................              $   2,427,833
                  Services to shareholders (Note C) ...........................                    390,701
                  Directors' fees and expenses (Note C) .......................                     50,465
                  Custodian and accounting fees (Note C) ......................                    357,865
                  Auditing ....................................................                     96,186
                  Reports to shareholders .....................................                     54,202
                  Federal registration ........................................                     36,421
                  State registration ..........................................                     33,478
                  Legal .......................................................                     18,678
                  Amortization of organization expense (Note A) ...............                     15,351
                  Other .......................................................                     44,626
                                                                                             -----------------
                  Total expenses before reductions ............................                  3,525,806
                  Expense reductions (Note C) .................................                    (31,566)
                                                                                             -----------------
                  Expenses, net ...............................................                  3,494,240
                  -------------------------------------------------------------------------------------------
                  Net investment income .......................................                 24,405,811
                  -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                  Net realized gain (loss) from:
                  Investments .................................................                 36,001,161
                  Written options .............................................                        880
                  Foreign currency related transactions .......................                   (324,667)
                                                                                             -----------------
                                                                                                35,677,374
                  Net unrealized appreciation (depreciation) during the period on:
                  Investments .................................................                 15,207,065
                  Written options .............................................                     13,215
                  Foreign currency related transactions .......................                  (108,377)
                                                                                             -----------------
                                                                                                15,111,903
                                                                                             -----------------
                  Net gain on investment transactions .........................                 50,789,277
                  -------------------------------------------------------------------------------------------
                  Net increase in net assets resulting from operations ........              $  75,195,088
                  -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                   14 -- SCUDDER EMERGING MARKETS INCOME FUND

                       Statements of Changes in Net Assets


                                                                                   Years Ended October 31,
Increase (Decrease) in Net Assets                                                   1996            1995
------------------------------------------------------------------------------------------------------------------------------
                  Operations:
                  Net investment income .......................................  $ 24,405,811    $ 16,109,985
                  Net realized gain (loss) from investment transactions .......    35,677,374      (5,133,869)
                  Net unrealized appreciation (depreciation) on investment
                     transactions during the period ...........................    15,111,903         (77,188)
                                                                                 --------------  --------------
                  Net increase in net assets resulting from operations ........    75,195,088      10,898,928
                                                                                 --------------  --------------
                  Distributions to shareholders from net investment income ....   (23,976,386)    (14,649,724)
                                                                                 --------------  --------------
                  Fund share transactions:
                  Proceeds from shares sold ...................................   265,528,712     141,506,487
                  Net asset value of shares issued to shareholders in
                     reinvestment of distributions ............................    20,013,011      12,247,689
                  Cost of shares redeemed .....................................  (201,555,242)    (75,352,525)
                                                                                 --------------  --------------
                  Net increase in net assets from Fund share transactions .....    83,986,481      78,401,651
                                                                                 --------------  --------------
                  Increase in net assets ......................................   135,205,183      74,650,855
                  Net assets at beginning of period ...........................   169,402,801      94,751,946

                  Net assets at end of period (including undistributed net       --------------  --------------
                     investment income of $226,767 and $613,098, respectively)   $304,607,984    $169,402,801
                                                                                 --------------  --------------
 Other Information
 ------------------------------------------------------------------------------------------------------------------------------
                  Increase (decrease) in Fund shares
                  Shares outstanding at beginning of period ...................    16,511,433       8,577,789
                                                                                 --------------  --------------
                  Shares sold .................................................    22,121,034      14,123,224
                  Shares issued to shareholders in reinvestment of
                     distributions ............................................     1,624,014       1,216,165
                  Shares redeemed .............................................   (16,851,262)     (7,405,745)
                                                                                 --------------  --------------
                  Net increase in Fund shares .................................     6,953,786       7,933,644
                                                                                 --------------  --------------
                  Shares outstanding at end of period .........................    23,465,219      16,511,433
                                                                                 --------------  --------------

    The accompanying notes are an integral part of the financial statements.


                   15 -- SCUDDER EMERGING MARKETS INCOME FUND

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                      For the Period
                                                                                    December 31, 1993
                                                                                     (commencement of
                                                                                      operations) to
                                                        Years Ended October 31,        October 31,
                                                       1996 (a)          1995              1994
 ----------------------------------------------------------------------------------------------------
 Net asset value, beginning of period ...............   $10.26          $11.05           $12.00
                                                        ---------------------------------------------
 Income from investment operations:
 Net investment income ..............................     1.20            1.14             0.60
 Net realized and unrealized gain (loss) on
    investments .....................................     2.71           (.82)            (1.04)
                                                        ---------------------------------------------
 Total from investment operations ...................     3.91             .32             (.44)
                                                        ---------------------------------------------
 Less distributions from net investment income ......   (1.19)          (1.11)             (.51)
                                                        ---------------------------------------------
 Net asset value, end of period .....................   $12.98          $10.26           $11.05
 ----------------------------------------------------------------------------------------------------
 Total Return (%) ...................................    39.78            3.46            (3.54)**
 Ratios and Supplemental Data
 Net assets, end of period ($ millions) .............      305             169               95
 Ratio of operating expenses, net to average daily
    net assets (%) (a) ..............................     1.44            1.50             1.50*
 Ratio of operating expense before expense
    reductions, to average daily net assets (%) .....     1.45            1.68             2.23*
 Ratio of net investment income to average daily
    net assets (%) .................................     10.05           12.83             9.17*
 Portfolio turnover rate (%)                            430.0(b)        302.2            180.6*

  (a) Based on monthly average shares outstanding during the period.

  (b) Economic and market conditions necessitated more active trading, resulting in a higher portfolio turnover rate.

  *   Annualized

  **  Not annualized


                   16 -- SCUDDER EMERGING MARKETS INCOME FUND

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Emerging Markets Income Fund (the "Fund") is a non-diversified series of Scudder Global Fund, Inc., a Maryland corporation registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors. Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $96,860 (.03% of net assets) and have been noted in the investment portfolio as of October 31, 1996. Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least 100.5% of the resale price.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the year ended October 31, 1996, the Fund purchased put options on securities and currencies as a hedge against potential adverse price movements in the value of portfolio assets.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.


                   17 -- SCUDDER EMERGING MARKETS INCOME FUND

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

  (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

 (ii) purchases and sales of investment securities, interest income and certain expenses at the daily rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the accrual and payment dates on interest and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies and as a hedge against changes in exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.


                   18 -- SCUDDER EMERGING MARKETS INCOME FUND

When-issued and Forward Delivery Securities. The Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later time.

At the time the Fund makes the commitment to purchase a security on a when-issued basis or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price. The Fund will establish a segregated account in which it will maintain cash and/or liquid debt securities equal in value to commitments for when-issued or forward delivery securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income are made quarterly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade date basis. Distributions of net realized gains to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All discounts are amortized/accreted for both tax and financial reporting purposes.

                      B. Purchases and Sales of Securities

For the year ended October 31, 1996, purchases and sales (including maturities) of investment securities (excluding short-term investments) aggregated $983,538,295 and $918,913,514, respectively.


                   19 -- SCUDDER EMERGING MARKETS INCOME FUND

                               C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 1.00% of the Fund's average daily net assets, computed and accrued daily and payable monthly. The Agreement also provides that if the Fund's expenses exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. In addition, the Adviser agreed not to impose all or a portion of its management fee until February 29, 1996, and during such period to maintain the annualized expenses of the Fund at not more than 1.50% of average daily net assets. For the year ended October 31, 1996, the Adviser did not impose a portion of its fee amounting to $31,566, and the portion imposed amounted to $2,396,267 of which $269,385 is unpaid at October 31, 1996.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended October 31, 1996, the amount charged to the Fund by SSC aggregated $308,543, of which $29,059 is unpaid at October 31, 1996.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended October 31, 1996, the amount charged to the Fund by STC aggregated $15,479, of which $3,011 is unpaid at October 31, 1996.

Effective February 1, 1996, Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, assumed responsibility for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 1996, the amount charged to the Fund by SFAC aggregated $150,781, of which $18,355 is unpaid at October 31, 1996.

The Fund pays each Director not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the year ended October 31, 1996, Directors' fees and expenses aggregated $50,465.

                        D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.


                   20 -- SCUDDER EMERGING MARKETS INCOME FUND

                               E. Lines of Credit

The Fund and several affiliated Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.


                   21 -- SCUDDER EMERGING MARKETS INCOME FUND

                        Report of Independent Accountants

To the Board of Directors of Scudder Emerging Markets Income Fund, Inc. and to the Shareholders of Scudder Emerging Markets Income Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Emerging Markets Income Fund including the investment portfolio, as of October 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for each of the two years in the period ended October 31, 1996 and for the period December 31, 1993 (commencement of operations) to October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Emerging Markets Income Fund as of October 31, 1996, the results of its operations for the year then ended, the changes in net assets for each of the two years then ended and the financial highlights for each of the two years in the period ended October 31, 1996 and for the period December 31, 1993 (commencement of operations) to October 31, 1994 in conformity with generally accepted accounting principles.

Boston, Massachusetts                                 COOPERS & LYBRAND L.L.P.
December 17, 1996


                   22 -- SCUDDER EMERGING MARKETS INCOME FUND

                                Tax Information

Pursuant to section 852 of the Internal Revenue Code, the Fund designates $1,387,852 as capital gain dividends for the year ended October 31, 1996.


                   23 -- SCUDDER EMERGING MARKETS INCOME FUND

                                    This Page
                                  intentionally
                                   left blank.







                    24 - Scudder Emerging Markets Income Fund

                             Officers and Directors


Daniel Pierce*
Chairman of the Board, Director and Vice President

Nicholas Bratt*
President and Director

Paul Bancroft III
Director; Venture Capitalist and Consultant

Sheryle J. Bolton
Director; Consultant

Thomas J. Devine
Director; Consultant

William H. Gleysteen, Jr.
Director; Consultant

Dudley H. Ladd*
Director

William H. Luers
Director; President, The Metropolitan Museum of Art

Robert W. Lear
Honorary Director; Executive-in-Residence, Visiting Professor,
Columbia University Graduate School of Business

Robert G. Stone, Jr.
Honorary Director; Chairman of the Board and Director, Kirby Corporation

Susan E. Gray*
Vice President

Adam Greshin*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Gerald J. Moran*
Vice President

M. Isabel Saltzman*
Vice President

David S. Lee*
Vice President and Assistant Treasurer

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer

Kathryn L. Quirk*
Vice President and Assistant Secretary

Coleen Downs Dinneen*
Assistant Secretary


*Scudder, Stevens & Clark, Inc.


                    25 - Scudder Emerging Markets Income Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------

Money Market
------------
   Scudder U.S. Treasury Money Fund
   Scudder Cash Investment Trust

Tax Free Money Market+
----------------------
   Scudder Tax Free Money Fund
   Scudder California Tax Free Money Fund*
   Scudder New York Tax Free Money Fund*

Tax Free+
---------
   Scudder Limited Term Tax Free Fund
   Scudder Medium Term Tax Free Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund
   Scudder California Tax Free Fund*
   Scudder Massachusetts Limited Term
      Tax Free Fund*
   Scudder Massachusetts Tax Free Fund*
   Scudder New York Tax Free Fund*
   Scudder Ohio Tax Free Fund*
   Scudder Pennsylvania Tax Free Fund*

U.S. Income
------------
   Scudder Short Term Bond Fund
   Scudder GNMA Fund
   Scudder Income Fund
   Scudder Zero Coupon 2000 Fund
   Scudder High Yield Bond Fund

Global Income
-------------
   Scudder Global Bond Fund
   Scudder International Bond Fund
   Scudder Emerging Markets Income Fund

Asset Allocation
----------------
   Scudder Pathway Conservative Portfolio
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio
   Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
   Scudder Balanced Fund
   Scudder Growth and Income Fund

U.S. Growth
-----------
  Value
     Scudder Capital Growth Fund
     Scudder Value Fund
     Scudder Small Company Value Fund
     Scudder Micro Cap Fund

  Growth
     Scudder Classic Growth Fund
     Scudder Quality Growth Fund
     Scudder Development Fund
     Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
     Scudder Global Fund
     Scudder International Fund
     Scudder Global Discovery Fund
     Scudder Gold Fund

  Regional
     Scudder Greater Europe Growth Fund
     Scudder Emerging Markets Growth Fund
     Scudder Pacific Opportunities Fund
     Scudder Latin America Fund
     The Japan Fund

Retirement Programs
-------------------
   IRA
   SEP IRA
   SIMPLE IRA
   Keogh Plan
   401(k), 403(b) Plans
   Scudder Horizon Plan *+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
   The Argentina Fund, Inc.
   The Brazil Fund, Inc.
   The First Iberian Fund, Inc.
   The Korea Fund, Inc.
   The Latin America Dollar Income Fund, Inc.
   Montgomery Street Income Securities, Inc.
   Scudder New Asia Fund, Inc.
   Scudder New Europe Fund, Inc.
   Scudder World Income  Opportunities
    Fund, Inc.


For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed from expected least to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states.
+++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.



                    26 - Scudder Emerging Markets Income Fund

                             How to Contact Scudder

Account Service and Information
--------------------------------------------------------------------------------
            For existing account services and transactions

              Scudder Investor Relations -- 1-800-225-5163

            For 24 hour account information, fund information, exchanges, and an overview of all the services available to you

              Scudder Electronic Account Services -- http://funds.scudder.com

            For information about your Scudder accounts, exchanges and redemptions

              Scudder Automated Information Line (SAIL) -- 1-800-343-2890

Investment Information
--------------------------------------------------------------------------------
            For information about the Scudder funds, including additional applications and prospectuses, or for answers to investment questions

              Scudder Investor Relations -- 1-800-225-2470
                                         Investor_Relations@scudder.com

              Scudder's World Wide Web Site -- http://funds.scudder.com

            For establishing 401(k) and 403(b) plans

                  Scudder Defined Contribution Services -- 1-800-323-6105

Scudder Brokerage Services

            To receive information about this discount brokerage service and to obtain an application

                  Scudder Brokerage Services* -- 1-800-700-0820

Please address all correspondence to

                  The Scudder Funds
                  P.O. Box 2291
                  Boston, Massachusetts
                  02107-2291

Or Stop by a Scudder Funds Center

                Many shareholders enjoy the personal, one-on-one service of the Scudder Funds Centers. Check for a Funds Center near you--they can be found in the following cities:

                   Boca Raton            Chicago               San Francisco
                   Boston                New York

                For information on Scudder Treasurers Trust(TM), an institutional cash management service for corporations, non-profit organizations and trusts which utilizes certain portfolios of Scudder Fund, Inc.* ($100,000 minimum), call:
                1-800-541-7703.

                For information on Scudder Institutional Funds**, funds designed to meet the broad investment management and service needs of banks and other institutions, call: 1-800-854-8525.


Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

* Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061-- Member NASD/SIPC

** Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.



                    27 - Scudder Emerging Markets Income Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.







This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.


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